Exhibit 99.1

RH PROVIDES CLARIFICATIONS RELATED TO THE RECIPROCAL TARIFFS ANNOUNCED ON APRIL 2, 2025

The Company Also Introduces Fiscal 2025 Free Cash Flow Outlook

CORTE MADERA, Calif.--(BUSINESS WIRE)-- RH (NYSE:RH) provided the following clarifications today based on the market volatility related to the reciprocal tariffs announced on April 2, 2025.

The Company has been operating with 25% tariffs from China since the last Trump administration and has successfully resourced the majority of its China production to Vietnam at significantly better than pre-tariff landed China pricing. In addition, the Company has successfully resourced a meaningful amount of its China production to its own factory in North Carolina.

As discussed during the Company’s fourth quarter earnings call on April 2, 2025, RH believes President Trump is using the significant tariffs as a tool to accelerate negotiations with an intent to improve and balance trade conditions around the world. The Company believes this appears to be working as earlier today, the President issued the following message on his Truth Social platform:

“Just had a very productive call with To Lam, General Secretary of the Communist Party of Vietnam, who told me that Vietnam wants to cut their Tariffs down to ZERO if they are able to make an agreement with the U.S. I thanked him on behalf of our Country, and said I look forward to a meeting in the near future.”

If the President responds in kind, the Company’s resourcing to Vietnam will be accretive to margins.

On April 2, 2025, the Company reported an 18% increase in net revenues in the 4th quarter on a 13-week comparable basis, significantly outperforming the furniture and home furnishings industry despite operating in the worst housing market in almost 50 years. The Company also reported RH Brand demand was up 19% in January. Due to the significant market volatility since the reciprocal tariff announcement, the Company is disclosing Total Company demand quarter-to-date is up 17%, and RH Brand demand quarter-to-date is up 20%.

The Company believes that no major furniture or outdoor furniture retailer has any material sourcing advantages based on the current announcements. RH believes it has more transparent reporting regarding countries it sources from than other public furniture retailers, who have more opaque reporting causing an incorrect analysis of the potential tariff impact and competitive positioning. The Company believes that as investors demand more transparent, country specific disclosures, it will be apparent that RH does not have any more market or financial risk than other higher end furniture-based retailers.

Furthermore, the Company is introducing a Free Cash Flow outlook for fiscal year 2025 in the range of $250M to $350M.

Note: Demand is an operating metric that we use in reference to the dollar value of orders placed (orders convert to net revenue upon a customer obtaining control of the merchandise) and excludes exchanges and shipping fees.

Total demand represents the demand generated from all of our businesses including RH Interiors, RH Modern, RH Contemporary, RH Outdoor, RH Baby & Child, RH TEEN, RH Contract, Membership, Dmitriy & Co, Joseph Jeup and Waterworks, as well as sales from RH Hospitality and RH Outlet.

RH Brand Demand represents demand from RH Interiors, RH Modern, RH Contemporary and RH Outdoor generated through our Galleries and online.

Due to fiscal 2023 being a 53-week year, demand growth for fiscal 2024 and for the fourth quarter of fiscal 2024 excludes the extra week, and is therefore calculated on a 52-week and 13-week comparable basis, respectively.

We define free cash flow as net cash provided by operating activities less capital expenditures. Free cash flow is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. Free cash flow is included in this release because we believe that this measure provides useful information to our senior leadership team and investors in understanding the strength of our liquidity and our ability to generate additional cash from our business operations. Free cash flow should not be considered in isolation or as an alternative to cash flows from operations calculated in accordance with GAAP and should be considered alongside our other liquidity performance measures that are calculated in accordance with GAAP, such as net cash provided by operating activities and our other GAAP financial results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results for the purpose of analyzing changes in our underlying business from quarter to quarter. Our measure of free cash flow is not necessarily comparable to other similarly titled measures for other companies due to different methods of calculation.

FORWARD LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of the federal securities laws, including without limitation, our expectations regarding the housing market and demand trends including demand and RH Brand demand trends on a quarter to date basis; our expectations and beliefs that major furniture and outdoor furniture retailers do not have sourcing advantages based on currently available information; our expectations and believe that we have more transparent reporting regarding countries it sources from than other public furniture retailers; our belief that investors and analysts may have provided or assessed an incorrect analysis of the potential tariff impact and competitive positioning of such other public furniture retailers; our belief that we do not have any more market or financial risk than other higher end furniture-based retailers; our expectations regarding market share gains and our growth trajectory in comparison to other industry participants in 2024 and beyond; our beliefs and plans to monetize our assets based upon market conditions and to convert excess inventory into cash; our beliefs around the risks associated with uncertainty surrounding trade policy, including our expectations regarding the potential effect of increased tariffs on our operations; our plans and expectations for our vendors to absorb the costs of such tariffs and our ability to response to such increased tariffs through various measures including vendor pricing concessions and other actions that might affect our margins or cost structure or pricing of products to consumers including possible increases in margins in certain circumstances; our expectations about being able to reposition our supply chain, including the timing of exiting China-based manufacturing in fiscal 2025 and transitioning Mexico-based manufacturers without disruption; our plans and expectations regarding our manufacturing capacity in the U.S. and abroad, including our projections for 2025; our plans and expectations regarding production of products in the U.S. and sourcing of products from production facilities located in the U.S.; our forecasts, expectations and outlook for fiscal 2025 including among other matters free cash flow, demand, margins, revenues, investments, capital expenditures as well as related expectations concerning demand growth, revenue growth, adjusted operating margin, and adjusted EBITDA margin; our belief that aggressive investing during a downturn positions us to capitalize on certain long-term opportunities, and that such opportunities have begun to materialize; our expectations around the impact of monetary policy on the housing market; our belief that our investments will create meaningful long-term value for our shareholders; our belief that our product transformation plans represent the most prolific product transformation and platform expansion in the history of our industry; and any statements or assumptions underlying any of the foregoing. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “short-term,” “non-recurring,” “one-time,” “unusual,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements are subject to risk and uncertainties that may cause actual results to differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors and it is impossible for us to anticipate all factors that could affect our actual results. Matters that we identify as “short-term,” “non-recurring,” “unusual,” “one-time,” or other words and terms of similar meaning may, in fact, not be short term and may recur in one or more future financial reporting periods. We cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our operations in the way we expect, or that future developments affecting us will be those that we have anticipated. All discussions of new developments are subject to inherent uncertainty as to timing and the manner in which a new development may ultimately be launched including that certain new concepts may be canceled prior to introduction. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, risks related to our dependence on key personnel and any changes in key personnel; negative publicity; successful implementation of our growth strategy; uncertainties in the current and long-term performance of our business including a range of risks related to our operations as well as external economic factors; general economic conditions and the impact on consumer confidence and spending; changes in customer demand for our products; decisions concerning the allocation of capital including the extent to which we repurchase additional shares of our common stock which will affect shares outstanding and EPS; factors affecting our outstanding indebtedness; our ability to anticipate consumer preferences and buying trends, and maintain our brand promise to customers; changes in consumer spending based on weather and other conditions beyond our control; risks related to the number of new business initiatives we are undertaking including international expansion, our real estate and Gallery development strategy and our expansion into new business areas such as hospitality; strikes and work stoppages affecting port workers and other industries involved in the transportation of our products; our ability to obtain our products in a timely fashion or in the quantities required; risks related to our sourcing and supply chain including our dependence on imported products produced by foreign manufacturers and risks related to importation of such products; risks related to the operations of our vendors; risks related to tariffs; and those other risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in RH’s Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (“SEC”), and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.rh.com and on the SEC website at www.sec.gov. You should not place undue reliance on these forward-looking statements. Any forward looking statement made by us in this release speaks only as of the date on which we made it. RH expressly disclaims any obligation or undertaking to release publicly any updates or revisions to such forward-looking statements to reflect any change in its expectations with regard thereto, whether as a result of new information or any changes in the events, conditions or circumstances on which any such forward-looking statement is based except as required by law. All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements, as well as other cautionary statements. You should evaluate all forward-looking statements made in this release in the context of these risks and uncertainties.

ABOUT RH

RH (NYSE: RH) is a curator of design, taste and style in the luxury lifestyle market. The Company offers collections through its retail galleries, sourcebooks, and online at RH.com, RHModern.RH.com, RHBabyandChild.RH.com, RHTEEN.RH.com and Waterworks.com.

PRESS CONTACT

truthgroup@RH.com

INVESTOR RELATIONS CONTACT

Allison Malkin, 203.682.8225, allison.malkin@icrinc.com